                                                           Exhibit 10.24


                                                           EXECUTED COPY






      AMENDMENT No. 2 dated as of March 21, 2002, to the Credit Agreement dated as of February 23, 2001, as amended (the "Credit Agreement"), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation (the "Canadian Borrower"), Compass Foods, Inc., Borman's, Inc., Kohl's Food Stores, Inc., Shopwell, Inc., Waldbaum, Inc., Super Fresh Food Markets, Inc. and Super Market Service Corp.(together with the Company, the "U.S. Borrowers" and the U.S. Borrowers together with the Canadian Borrower, the "Borrowers"), the banks party thereto (the "Lenders"), JPMORGAN CHASE BANK (successor to The Chase Manhattan Bank), a New York banking corporation, as agent for the U.S. Lenders (in such capacity, the "U.S. Administrative Agent"), and J.P. MORGAN BANK CANADA formerly known as The Chase Manhattan Bank of Canada, a Canadian chartered bank, as agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent").


            A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

            C. The undersigned Lenders are willing to so amend the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

            D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

            In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

            SECTION 1.    Amendments.     (a)  Section 1.01 of the Credit
Agreement is hereby amended by deleting the definition of the term "Canadian Borrowing Base" and substituting in lieu thereof the following:

                  "Canadian Borrowing Base" means, on any date (subject to adjustment as provided in Section 1.06), an amount (calculated based on the most recent Borrowing Base Certificate delivered to the Canadian Administrative Agent in accordance with Section 5.01(f), absent any error in such Borrowing Base Certificate) that is equal to, less the Canadian Vendor Reserve, (a) the sum of (i) 65% of (A) the amount of the Adjusted Eligible Inventory located at the Canadian Distribution Centers minus (B) the Over 13 Weeks Old Reserves allocable to the Canadian Distribution Centers at such date and (ii) 60% of the amount of the Adjusted Eligible Inventory located at the Canadian Stores (or in transit from any Distribution Center to the Canadian Stores) at such date, minus (b) the sum of (i) the aggregate dollar amount (expressed in U.S. Dollars) represented by gift certificates then outstanding and entitling the holder thereof to use all or a portion thereof to pay all or a portion of the purchase price for any Inventory as of such day, (ii) the Canadian Reserve for Leasehold Obligation and (iii) the maximum aggregate amount (giving effect to any netting agreements) that the Canadian Borrower and the Canadian Loan Parties would be required to pay under any Hedging Agreements the obligations under which constitute Canadian Obligations if such Hedging Agreements were terminated, determined as of the most recent date for which financial statements have been delivered pursuant to
      Section 5.01(a), (b) or (c), as applicable. The Canadian Borrowing Base shall be computed weekly, as required by Section 5.01(f), and established based upon the most recent Borrowing Base Certificate delivered to the Canadian Administrative Agent and shall remain in effect until the delivery to the Canadian Administrative Agent of a subsequent Borrowing Base Certificate.


            (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the date "December 31, 2003" appearing in the definition of the term "Maturity Date" and substituting in lieu thereof the date "June 30, 2005".

            (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of the term "U.S. Borrowing Base" and substituting in lieu thereof the following:

                  "U.S. Borrowing Base" means, on any date (subject to adjustment as provided in Section 1.06), an amount (calculated based on the most recent Borrowing Base Certificate delivered to the U.S. Administrative Agent in accordance with Section 5.01(f), absent any error in such Borrowing Base Certificate) that is equal to (a) the sum of (i) 65% of (A) the amount of the Adjusted Eligible Inventory located at the U.S. Distribution Centers minus (B) the Over 13 Weeks Old Reserves allocable to the U.S. Distribution Centers at such date, (ii) 60% of the amount of the Adjusted Eligible Inventory located at the U.S. Stores (or in transit from any Distribution Center to the U.S. Stores) at such date and (iii) 50% of Eligible Real Estate at such date; provided that the amount resultant from such percentage of real estate shall not exceed 15% of the aggregate amount of the total Commitments minus (b) the sum of (i) the aggregate dollar amount (expressed in U.S. Dollars) represented by gift certificates then outstanding and entitling the holder thereof to use all or a portion thereof to pay all or a portion of the purchase price for any Inventory as of such day, (ii) the U.S. Reserve for Leasehold Obligation, (iii) the PACA Liability Reserve and (iv) the maximum aggregate amount (giving effect to any netting agreements) that the Company and its Subsidiaries would be required to pay under any Hedging Agreements the obligations under which constitute U.S. Obligations if such Hedging Agreements were terminated, determined as of the most recent date for which financial statements have been delivered pursuant to Section 5.01(a), (b) or (c), as applicable. The U.S. Borrowing Base shall be computed weekly, as required by Section 5.01(f), and established based upon the most recent Borrowing Base Certificate delivered to the U.S. Administrative Agent and shall remain in effect until the delivery to the Administrative Agent of a subsequent Borrowing Base Certificate.

            (d) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

            "Amendment No. 2 Effective Date" means the date Amendment No. 2 dated as of March 21, 2002, to the Credit Agreement becomes effective in accordance with its terms.

            "Demutualization Proceeds" means the Net Proceeds received by the Company pursuant to the demutualization of The Prudential Insurance Company of America, including Net Proceeds received by the Company from the sale of shares of capital stock in Prudential Financial, Inc. issued to the Company in connection with such demutualization.

            "Make-Whole Premium" means, with respect to any debt security at any repurchase date, the excess, if any, of (a) the present value of the sum of the principal amount and premium, if any, that would be payable on such debt security on its maturity date and all remaining interest payments (not including any portion of such payments of interest accrued as of the repurchase date) to and including such maturity date, discounted on a semi-annual bond equivalent basis from such maturity date to the repurchase date at a per annum interest rate equal to the sum of the Treasury Yield (determined on the Business Day immediately preceding the date of such repurchase), plus 50 basis points over (b) the aggregate principal amount of the debt securities being redeemed.

            "Treasury Securities" means any investment in obligations issued or guaranteed by the United States government or any agency thereof.

            "Treasury Yield" means the yield to maturity at the time of computation of Treasury Securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15(519) which has become publicly available at least two Business Days prior to the date fixed for repurchase (or, if such Statistical Release is no longer published, any publicly available source of similar data)) most nearly equal to the then remaining average life of the debt securities being repurchased, provided that if the average life of such debt securities is not equal to the constant maturity of a Treasury Security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of Treasury Securities for which such yields are given, except that if the average life of the notes is less than one year, the weekly average yield on actually traded Treasury Securities adjusted to a constant maturity of one year shall be used.

            (e) Section 2.05 of the Credit Agreement is hereby amended by deleting the amount "U.S.$75,000,000" appearing in clause (ii)(1) of the fourth sentence of paragraph (b) thereof and substituting in lieu thereof the amount "U.S.$150,000,000".

            (f) Section 2.10 of the Credit Agreement is hereby amended by deleting the world "In" appearing at the beginning of paragraph (c) thereof and substituting in lieu thereof the following:

      At any time that any Loans are outstanding, in

            (g) Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (vii) of paragraph (a) thereof, (ii) adding following clause (vii) of paragraph (a) thereof the following:

            (viii) Guarantees by the Company or any of its Subsidiaries of Indebtedness of third parties given in connection with the acquisition or improvement of real property for use in the business of the Company and its Subsidiaries not exceeding $10,000,000 at any one time outstanding; and

and (iii) by renumbering clause "(viii)" of paragraph (a) thereof as clause "(ix)" of such paragraph (a).

            (h) Section 6.07 of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" appearing in clause (b) of such Section and substituting in lieu thereof the amount "$150,000,000".

            (i) Section 6.08 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (a)(ii) thereof and substituting in lieu thereof a comma, (ii) adding before the period at the end of clause (a)(iii) thereof the following:

      and (iv) the Company may purchase shares of its capital stock for an aggregate purchase price not exceeding $30,000,000, provided that, after giving effect to any proposed purchase, (A) no Default shall have occurred and be continuing, (B) the total U.S. Exposure does not exceed 50% of the lesser of the total U.S. Commitments and the U.S. Borrowing Base, and (C) the total Canadian Exposure does not exceed 50% of the lesser of the total Canadian Commitments and the Canadian Borrowing Base and (iii) deleting the provisos contained in paragraph (b) thereof in their entirety and substituting in lieu thereof the following:

      provided that the Company may repurchase from time to time, prior to their maturity, the debt securities referred to in the preceding clause (i) for a purchase price less than or equal to par plus a Make-Whole Premium, so long as the aggregate cost of all such repurchased debt securities from the Amendment No. 2 Effective Date through the term of the Availability Period does not exceed the sum of (w) the Demutualization Proceeds, (x) U.S.$50,000,000, provided that no Loans are outstanding on the date of repurchase or, if applicable, the date of the commencement of any tender offer with respect to such repurchase pursuant to this clause (x), and (y) the Net Proceeds received by the Company without violation of Section 6.05 and that are not required to be used to prepay the Loans pursuant to
      Section 2.10(c); provided that only Net Proceeds received within the 360 days prior to repurchase shall be available for such repurchase pursuant to this clause (y); provided, further, that, after giving effect to any proposed repurchase, (A) no Default shall have occurred and be continuing,
      (B) the total U.S. Exposure does not exceed 50% of the lesser of the total U.S. Commitments and the U.S. Borrowing Base, and (C) the total Canadian Exposure does not exceed 50% of the lesser of the total Canadian Commitments and the Canadian Borrowing Base; provided, finally, that the Company may also repurchase the 2004 Notes with the proceeds of Indebtedness permitted pursuant to Section 6.01(a)(ii)(B).

            (j) Section 6.10 of the Credit Agreement is hereby amended by inserting the words "securing Obligations or any refinancing thereof" after the word "Lien" appearing in clause (a) thereof and by inserting the word "actually" before the word "owned" in clause (a) thereof.

            (k) Section 6.14 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting in lieu thereof the following:

                     Year                            Amount
                     ----                            ------

            Fiscal year ending on or            $300,000,000
            about February 23, 2002

            Fiscal year ending on or            $325,000,000
            about February 22, 2003

            Fiscal year ending on or            $375,000,000
            about February 22, 2004

            Each fiscal year thereafter         $400,000,000


            (l) Schedule 3.12 of the Credit Agreement is hereby amended by adding at the end thereof the following:

Food Basics, Inc.                    100%


            SECTION 2. Representations and Warranties. Each of the Borrowers represents and warrants to the Agents and the Lenders that:

            (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) After giving effect to this Amendment, no Event of Default, or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing.

            SECTION 3. Conditions to Effectiveness. (a) This Amendment (other than the amendment to the definition of the term "Maturity Date" set forth in
Section 1(b)) shall become effective (as of the date first written above) on the date (the "Amendment Effective Date") when (i) the Agents (or their counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (ii) the Agents shall have received payment of the amendment fees payable under Section 4(a) below (to the extent due on the Amendment Effective Date) and any out-of-pocket expenses of the Agents payable by the Borrowers that have been invoiced before the Amendment Effective Date.

      (b) The amendment to the definition of the term "Maturity Date" set forth in Section 1(b) shall become effective (as of the date first written above) on the date when (i) the Agents (or their counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Lenders and (ii) the Agents shall have received payment of the extension fees payable under Section 4(b) below (to the extent due on the Amendment Effective Date) and any out-of-pocket expenses of the Agents payable by the Borrowers that have been invoiced before the Amendment Effective Date.

            SECTION 4. Fees. The Borrowers agree to pay to each Lender that executes and delivers a copy of this Amendment to the Agents (or their counsel) on or prior to 5:00 p.m. on April 3, 2002, (a) an amendment fee in an amount equal to 0.10% of such Lender's Commitment (whether used or unused) and (b) an extension fee in an amount equal to 0.25% of such Lender's Commitment (whether used or unused), in each case as of the Amendment Effective Date; provided that the Borrowers shall have no liability for (i) any such amendment fee if this Amendment does not become effective pursuant to Section 3(a) or (ii) any such extension fee if the amendment to the definition of the term "Maturity Date" set forth in Section 1(b) does not become effective pursuant to Section 3(b). Such amendment fee and extension fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

            SECTION 5. Expenses. The Borrowers shall reimburse the Agents for their reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Agents, and McMillan Binch, Canadian counsel for the Agents.

            SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

            SECTION 7. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

            SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.




            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.





THE GREAT ATLANTIC & PACIFIC
TEA COMPANY, INC.,

  by

Name:
Title:


THE GREAT ATLANTIC & PACIFIC
 COMPANY OF CANADA, LIMITED,

  by

Name:
Title:


JPMORGAN CHASE BANK,
individually and as U.S. Administrative Agent,

  by

Name:
Title:


J.P. MORGAN BANK CANADA,
as Canadian Administrative Agent,

  by

Name:
Title:

JPMORGAN CHASE BANK, TORONTO BRANCH, as a Lender,

  by

Name:
Title:


COMPASS FOODS, INC.,

   by

Name:
Title:


BORMAN'S, INC.,

   by

Name:
Title:


KOHL'S FOOD STORES, INC.,

   by

Name:
Title:


SHOPWELL, INC.,

   by

Name:
Title:


WALDBAUM, INC.,

  by

Name:
Title:


SUPER FRESH FOOD MARKETS, INC.,

   by

Name:
Title:


SUPER MARKET SERVICE CORP.,

   by

Name:
Title:




SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MARCH 21, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 23, 2001, as amended, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, THE OTHER BORROWERS PARTY THERETO, THE LENDERS, JPMORGAN CHASE BANK, as U.S. Administrative Agent, and J.P. MORGAN BANK CANADA, as Canadian Administrative Agent,




Name of Institution: ___________________



by:
   -------------------------------
   Name:
   Title: